UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2008

TRANSOCEAN INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Greenway Plaza Houston, Texas	77046
(Address of principal executive offices)	(Zip code)

70 Harbour Drive Grand Cayman, Cayman Islands	KY1-1003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 232-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On October 31, 2008, Transocean Inc. (“Transocean-Cayman”), Transocean Ltd. (“Transocean-Switzerland”) and Transocean Cayman Ltd. (“Transocean-Acquisition”) entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of October 9, 2008, by and among Transocean-Cayman, Transocean-Switzerland, and Transocean-Acquisition (the “Agreement”). Pursuant to the Agreement, Transocean-Cayman would merge by way of schemes of arrangement under Cayman Islands law (the “Schemes of Arrangement”) with Transocean-Acquisition, with Transocean-Cayman as the surviving company (the “Transaction”). In this Current Report on Form 8-K, we sometimes refer to Transocean-Cayman and Transocean-Switzerland as “we,” “our” or “Transocean.”

Under the terms of the Schemes of Arrangement, each holder of Transocean-Cayman ordinary shares outstanding immediately before the Transaction will receive one registered share of Transocean-Switzerland in exchange for each outstanding ordinary share of Transocean-Cayman. Transocean-Switzerland will also issue an additional 16 million Transocean-Switzerland registered shares to Transocean-Cayman in the Transaction for future use to satisfy Transocean-Switzerland’s obligations to deliver registered shares in connection with awards granted under our incentive plans, warrants or other rights to acquire registered shares of Transocean-Switzerland.

The Amendment provides that, upon the completion of the Transaction, the par value per Transocean-Switzerland share will be equal to the lesser of (1) 30.00 Swiss francs and (2) 30 percent of the closing price of a Transocean-Cayman ordinary share on the New York Stock Exchange immediately prior to the effective time of the Transaction, converted into Swiss francs and rounded down to the nearest whole number.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 2.2, and is incorporated herein by reference.

In connection with the Transaction, we also plan to relocate our principal executive offices from the Cayman Islands and Houston, Texas to Geneva, Switzerland. We refer to the Transaction and the relocation of our principal executive offices together as the “Redomestication.”

Item 8.01	Other Events.

On October 31, 2008, Transocean-Cayman issued a press release announcing that it will hold a meeting of its shareholders on December 8, 2008 in connection with the Transaction. A copy of the press release is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

The statements made herein and in the documents incorporated herein by reference regarding the consummation of the Redomestication, benefits, timing and effects of the Redomestication, and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, an inability to realize expected benefits from the Redomestication or the occurrence of difficulties in connection with the Redomestication, an inability to obtain waivers from our lenders in connection with the Transaction, any unanticipated costs in connection with the Redomestication, worldwide demand for oil and gas, oil and gas prices, the level of activity in offshore oil and gas exploration, development and production, exploration success by producers, competition and market conditions in the offshore contract drilling industry, the ability to enter into and the terms of future drilling contracts, risks of international operations and compliance with foreign laws, political and other uncertainties inherent in non-U.S. operations, including exchange and currency fluctuations, the impact of governmental laws and regulations, the adequacy of sources of liquidity, changes in the tax laws, the effect of litigation and contingencies, fluctuations in the value of Transocean shares and other factors discussed in Transocean’s definitive proxy statement dated October 31, 2008, Annual Report on Form 10-K for the year ended December 31, 2007, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008, and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

Important Additional Information Regarding the Redomestication Has Been Filed with the SEC

In connection with the proposed Redomestication, Transocean has filed with the SEC a definitive proxy statement dated October 31, 2008. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE REDOMESTICATION AND TRANSOCEAN. Investors and security holders may obtain a free copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Security holders and other interested parties may also obtain, without charge, a copy of the definitive proxy statement and other relevant documents by directing a request by mail or telephone to Investor Relations, Transocean Inc., 4 Greenway Plaza, Houston, Texas 77046, telephone 713-232-7694.

Transocean and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the Redomestication. Information about these persons is set forth in Transocean’s definitive proxy statement filed with the SEC and dated October 31, 2008. Shareholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of Transocean’s shareholders generally, by reading the definitive proxy statement and other relevant documents regarding the Redomestication that will be filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of October 9, 2008, among Transocean Inc., Transocean Ltd. and Transocean Cayman Ltd. (incorporated by reference to Exhibit 2.1 to Transocean’s Current Report on Form 8-K filed on October 10, 2008).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of October 31, 2008, among Transocean Inc., Transocean Ltd. and Transocean Cayman Ltd.

99.1	Press Release dated October 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSOCEAN INC.

Date: October 31, 2008	By:	/s/ Chipman Earle
Chipman Earle
Associate General Counsel and Corporate Secretary

Index to Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 9, 2008, among Transocean Inc., Transocean Ltd. and Transocean Cayman Ltd. (incorporated by reference to Exhibit 2.1 to Transocean’s Current Report on Form 8-K filed on October 10, 2008).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of October 31, 2008, among Transocean Inc., Transocean Ltd. and Transocean Cayman Ltd.

99.1	Press Release dated October 31, 2008.